                                                                      Exhibit 24

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of First American Corporation, a corporation organized under the laws of the State of Tennessee ("Company"), hereby constitutes and appoints MARY NEIL PRICE and MARTIN E. SIMMONS and each of them (with full power of each of them to act alone), his/her true and lawful attorney-in-fact and agent for him/her and on his/her behalf and in his/her name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission, or any other governmental or regulatory authority, one or more Registration Statements on Form S-8 or such other appropriate form (as any of such attorneys may determine) and all amendments (including post-effective amendments) thereto, with all exhibits and any and all documents required to be filed with respect thereto, relating to the registration of 1,400,000 shares of the Company's common stock in connection with amendments to the Company's 1991 Employee Stock Incentive Plan dated April 17, 1997, granting unto said attorneys and each of them full power and authority to do and to perform each and every act and thing requisite and necessary to be done in order to effectuate the same as fully to all intents and purposes as he/she himself/herself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned director has hereunto set his/her hand as of the date specified.



Dated:    April 17, 1997                   /s/ Sam H. Anderson, Jr.
                                           -----------------------------------
                                           Sam H. Anderson, Jr.
                                           Director

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of First American Corporation, a corporation organized under the laws of the State of Tennessee ("Company"), hereby constitutes and appoints MARY NEIL PRICE and MARTIN E. SIMMONS and each of them (with full power of each of them to act alone), his/her true and lawful attorney-in-fact and agent for him/her and on his/her behalf and in his/her name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission, or any other governmental or regulatory authority, one or more Registration Statements on Form S-8 or such other appropriate form (as any of such attorneys may determine) and all amendments (including post-effective amendments) thereto, with all exhibits and any and all documents required to be filed with respect thereto, relating to the registration of 1,400,000 shares of the Company's common stock in connection with amendments to the Company's 1991 Employee Stock Incentive Plan dated April 17, 1997, granting unto said attorneys and each of them full power and authority to do and to perform each and every act and thing requisite and necessary to be done in order to effectuate the same as fully to all intents and purposes as he/she himself/herself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned director has hereunto set his/her hand as of the date specified.



Dated:    April 17, 1997                     /s/ Earnest W. Deavenport, Jr.
                                             ----------------------------------
                                             Earnest W. Deavenport, Jr.
                                             Director

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of First American Corporation, a corporation organized under the laws of the State of Tennessee ("Company"), hereby constitutes and appoints MARY NEIL PRICE and MARTIN E. SIMMONS and each of them (with full power of each of them to act alone), his/her true and lawful attorney-in-fact and agent for him/her and on his/her behalf and in his/her name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission, or any other governmental or regulatory authority, one or more Registration Statements on Form S-8 or such other appropriate form (as any of such attorneys may determine) and all amendments (including post-effective amendments) thereto, with all exhibits and any and all documents required to be filed with respect thereto, relating to the registration of 1,400,000 shares of the Company's common stock in connection with amendments to the Company's 1991 Employee Stock Incentive Plan dated April 17, 1997, granting unto said attorneys and each of them full power and authority to do and to perform each and every act and thing requisite and necessary to be done in order to effectuate the same as fully to all intents and purposes as he/she himself/herself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned director has hereunto set his/her hand as of the date specified.



Dated:      April 17, 1997                       /s/ Reginald D. Dickson
                                                 ------------------------------
                                                 Reginald D. Dickson
                                                 Director

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of First American Corporation, a corporation organized under the laws of the State of Tennessee ("Company"), hereby constitutes and appoints MARY NEIL PRICE and MARTIN E. SIMMONS and each of them (with full power of each of them to act alone), his/her true and lawful attorney-in-fact and agent for him/her and on his/her behalf and in his/her name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission, or any other governmental or regulatory authority, one or more Registration Statements on Form S-8 or such other appropriate form (as any of such attorneys may determine) and all amendments (including post-effective amendments) thereto, with all exhibits and any and all documents required to be filed with respect thereto, relating to the registration of 1,400,000 shares of the Company's common stock in connection with amendments to the Company's 1991 Employee Stock Incentive Plan dated April 17, 1997, granting unto said attorneys and each of them full power and authority to do and to perform each and every act and thing requisite and necessary to be done in order to effectuate the same as fully to all intents and purposes as he/she himself/herself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned director has hereunto set his/her hand as of the date specified.



Dated:    April 17, 1997                       /s/ James A. Haslam
                                               -------------------------------
                                               James A. Haslam
                                               Director

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of First American Corporation, a corporation organized under the laws of the State of Tennessee ("Company"), hereby constitutes and appoints MARY NEIL PRICE and MARTIN E. SIMMONS and each of them (with full power of each of them to act alone), his/her true and lawful attorney-in-fact and agent for him/her and on his/her behalf and in his/her name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission, or any other governmental or regulatory authority, one or more Registration Statements on Form S-8 or such other appropriate form (as any of such attorneys may determine) and all amendments (including post-effective amendments) thereto, with all exhibits and any and all documents required to be filed with respect thereto, relating to the registration of 1,400,000 shares of the Company's common stock in connection with amendments to the Company's 1991 Employee Stock Incentive Plan dated April 17, 1997, granting unto said attorneys and each of them full power and authority to do and to perform each and every act and thing requisite and necessary to be done in order to effectuate the same as fully to all intents and purposes as he/she himself/herself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned director has hereunto set his/her hand as of the date specified.



Dated:      April 17, 1997                    /s/ Gene C. Koonce
                                              --------------------------------
                                              Gene C. Koonce
                                              Director

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of First American Corporation, a corporation organized under the laws of the State of Tennessee ("Company"), hereby constitutes and appoints MARY NEIL PRICE and MARTIN E. SIMMONS and each of them (with full power of each of them to act alone), his/her true and lawful attorney-in-fact and agent for him/her and on his/her behalf and in his/her name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission, or any other governmental or regulatory authority, one or more Registration Statements on Form S-8 or such other appropriate form (as any of such attorneys may determine) and all amendments (including post-effective amendments) thereto, with all exhibits and any and all documents required to be filed with respect thereto, relating to the registration of 1,400,000 shares of the Company's common stock in connection with amendments to the Company's 1991 Employee Stock Incentive Plan dated April 17, 1997, granting unto said attorneys and each of them full power and authority to do and to perform each and every act and thing requisite and necessary to be done in order to effectuate the same as fully to all intents and purposes as he/she himself/herself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned director has hereunto set his/her hand as of the date specified.



Dated:     April 17, 1997                      /s/ James R. Martin
                                               --------------------------------
                                               James R. Martin
                                               Director

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of First American Corporation, a corporation organized under the laws of the State of Tennessee ("Company"), hereby constitutes and appoints MARY NEIL PRICE and MARTIN E. SIMMONS and each of them (with full power of each of them to act alone), his/her true and lawful attorney-in-fact and agent for him/her and on his/her behalf and in his/her name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission, or any other governmental or regulatory authority, one or more Registration Statements on Form S-8 or such other appropriate form (as any of such attorneys may determine) and all amendments (including post-effective amendments) thereto, with all exhibits and any and all documents required to be filed with respect thereto, relating to the registration of 1,400,000 shares of the Company's common stock in connection with amendments to the Company's 1991 Employee Stock Incentive Plan dated April 17, 1997, granting unto said attorneys and each of them full power and authority to do and to perform each and every act and thing requisite and necessary to be done in order to effectuate the same as fully to all intents and purposes as he/she himself/herself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned director has hereunto set his/her hand as of the date specified.



Dated:     April 17, 1997                       /s/ Robert A. McCabe, Jr.
                                                -------------------------------
                                                Robert A. McCabe, Jr.
                                                Director

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of First American Corporation, a corporation organized under the laws of the State of Tennessee ("Company"), hereby constitutes and appoints MARY NEIL PRICE and MARTIN E. SIMMONS and each of them (with full power of each of them to act alone), his/her true and lawful attorney-in-fact and agent for him/her and on his/her behalf and in his/her name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission, or any other governmental or regulatory authority, one or more Registration Statements on Form S-8 or such other appropriate form (as any of such attorneys may determine) and all amendments (including post-effective amendments) thereto, with all exhibits and any and all documents required to be filed with respect thereto, relating to the registration of 1,400,000 shares of the Company's common stock in connection with amendments to the Company's 1991 Employee Stock Incentive Plan dated April 17, 1997, granting unto said attorneys and each of them full power and authority to do and to perform each and every act and thing requisite and necessary to be done in order to effectuate the same as fully to all intents and purposes as he/she himself/herself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned director has hereunto set his/her hand as of the date specified.



Dated:      April 17, 1997                  /s/ Dale W. Polley
                                            ----------------------------------
                                            Dale W. Polley
                                            Director

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of First American Corporation, a corporation organized under the laws of the State of Tennessee ("Company"), hereby constitutes and appoints MARY NEIL PRICE and MARTIN E. SIMMONS and each of them (with full power of each of them to act alone), his/her true and lawful attorney-in-fact and agent for him/her and on his/her behalf and in his/her name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission, or any other governmental or regulatory authority, one or more Registration Statements on Form S-8 or such other appropriate form (as any of such attorneys may determine) and all amendments (including post-effective amendments) thereto, with all exhibits and any and all documents required to be filed with respect thereto, relating to the registration of 1,400,000 shares of the Company's common stock in connection with amendments to the Company's 1991 Employee Stock Incentive Plan dated April 17, 1997, granting unto said attorneys and each of them full power and authority to do and to perform each and every act and thing requisite and necessary to be done in order to effectuate the same as fully to all intents and purposes as he/she himself/herself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned director has hereunto set his/her hand as of the date specified.



Dated:      April 17, 1997                       /s/ Martha R. Ingram
                                                 ------------------------------
                                                 Martha R. Ingram
                                                 Director

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of First American Corporation, a corporation organized under the laws of the State of Tennessee ("Company"), hereby constitutes and appoints MARY NEIL PRICE and MARTIN E. SIMMONS and each of them (with full power of each of them to act alone), his/her true and lawful attorney-in-fact and agent for him/her and on his/her behalf and in his/her name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission, or any other governmental or regulatory authority, one or more Registration Statements on Form S-8 or such other appropriate form (as any of such attorneys may determine) and all amendments (including post-effective amendments) thereto, with all exhibits and any and all documents required to be filed with respect thereto, relating to the registration of 1,400,000 shares of the Company's common stock in connection with amendments to the Company's 1991 Employee Stock Incentive Plan dated April 17, 1997, granting unto said attorneys and each of them full power and authority to do and to perform each and every act and thing requisite and necessary to be done in order to effectuate the same as fully to all intents and purposes as he/she himself/herself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned director has hereunto set his/her hand as of the date specified.



Dated:      April 17, 1997                      /s/ James F. Smith, Jr.
                                                ------------------------------
                                                James F. Smith, Jr.
                                                Director

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of First American Corporation, a corporation organized under the laws of the State of Tennessee ("Company"), hereby constitutes and appoints MARY NEIL PRICE and MARTIN E. SIMMONS and each of them (with full power of each of them to act alone), his/her true and lawful attorney-in-fact and agent for him/her and on his/her behalf and in his/her name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission, or any other governmental or regulatory authority, one or more Registration Statements on Form S-8 or such other appropriate form (as any of such attorneys may determine) and all amendments (including post-effective amendments) thereto, with all exhibits and any and all documents required to be filed with respect thereto, relating to the registration of 1,400,000 shares of the Company's common stock in connection with amendments to the Company's 1991 Employee Stock Incentive Plan dated April 17, 1997, granting unto said attorneys and each of them full power and authority to do and to perform each and every act and thing requisite and necessary to be done in order to effectuate the same as fully to all intents and purposes as he/she himself/herself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned director has hereunto set his/her hand as of the date specified.



Dated:     April 17, 1997                        /s/ Cal Turner, Jr.
                                                 ------------------------------
                                                 Cal Turner, Jr.
                                                 Director

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of First American Corporation, a corporation organized under the laws of the State of Tennessee ("Company"), hereby constitutes and appoints MARY NEIL PRICE and MARTIN E. SIMMONS and each of them (with full power of each of them to act alone), his/her true and lawful attorney-in-fact and agent for him/her and on his/her behalf and in his/her name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission, or any other governmental or regulatory authority, one or more Registration Statements on Form S-8 or such other appropriate form (as any of such attorneys may determine) and all amendments (including post-effective amendments) thereto, with all exhibits and any and all documents required to be filed with respect thereto, relating to the registration of 1,400,000 shares of the Company's common stock in connection with amendments to the Company's 1991 Employee Stock Incentive Plan dated April 17, 1997, granting unto said attorneys and each of them full power and authority to do and to perform each and every act and thing requisite and necessary to be done in order to effectuate the same as fully to all intents and purposes as he/she himself/herself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned director has hereunto set his/her hand as of the date specified.



Dated:      April 17, 1997                  /s/ Ted H. Welch
                                            ----------------------------------
                                            Ted H. Welch
                                            Director

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of First American Corporation, a corporation organized under the laws of the State of Tennessee ("Company"), hereby constitutes and appoints MARY NEIL PRICE and MARTIN E. SIMMONS and each of them (with full power of each of them to act alone), his/her true and lawful attorney-in-fact and agent for him/her and on his/her behalf and in his/her name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission, or any other governmental or regulatory authority, one or more Registration Statements on Form S-8 or such other appropriate form (as any of such attorneys may determine) and all amendments (including post-effective amendments) thereto, with all exhibits and any and all documents required to be filed with respect thereto, relating to the registration of 1,400,000 shares of the Company's common stock in connection with amendments to the Company's 1991 Employee Stock Incentive Plan dated April 17, 1997, granting unto said attorneys and each of them full power and authority to do and to perform each and every act and thing requisite and necessary to be done in order to effectuate the same as fully to all intents and purposes as he/she himself/herself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned director has hereunto set his/her hand as of the date specified.



Dated:      April 17, 1997                     /s/ David K. Wilson
                                               -------------------------------
                                               David K. Wilson
                                               Director

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of First American Corporation, a corporation organized under the laws of the State of Tennessee ("Company"), hereby constitutes and appoints MARY NEIL PRICE and MARTIN E. SIMMONS and each of them (with full power of each of them to act alone), his/her true and lawful attorney-in-fact and agent for him/her and on his/her behalf and in his/her name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission, or any other governmental or regulatory authority, one or more Registration Statements on Form S-8 or such other appropriate form (as any of such attorneys may determine) and all amendments (including post-effective amendments) thereto, with all exhibits and any and all documents required to be filed with respect thereto, relating to the registration of 1,400,000 shares of the Company's common stock in connection with amendments to the Company's 1991 Employee Stock Incentive Plan dated April 17, 1997, granting unto said attorneys and each of them full power and authority to do and to perform each and every act and thing requisite and necessary to be done in order to effectuate the same as fully to all intents and purposes as he/she himself/herself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned director has hereunto set his/her hand as of the date specified.



Dated:      April 17, 1997                     /s/ William S. Wire, II
                                               --------------------------------
                                               William S. Wire, II
                                               Director